UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2012

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

2550 Huntington Avenue
Alexandria, VA	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 2.02.  Results of Operations and Financial Condition

On April 30, 2012 VSE Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2012.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

         (d)  Exhibits

Exhibit
               Number

               99.1    Press Release dated April 30, 2012, entitled, "VSE Reports Financial Results for First Quarter 2012."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: May 2, 2012	By:	/s/ Thomas. R. Loftus
Thomas R. Loftus
Executive Vice President and Chief Financial Officer